                                                                    Exhibit 21-A

                                Name of Subsidiary                 State or Country of      % of Voting      # of Subsidiaries
                                                                      Incorporation       Securities Owned   Owned Directly or
                                                                                          by its Immediate       Indirectly
                                                                                               Parent
NORTH AMERICAN REGION
                    TD Facilities, Ltd.                                 Texas                  100%                  0
                    TD Fulfillment Services, LLC                       Florida                 100%                  0
                    TDC Funding, LP                                     Canada                 100%                  0
                    Tech Data Canada Inc.                          Ontario, Canada             100%                  9
                    Tech Data Currency Management, Inc.                Florida                 100%                  0
                    Tech Data Education, Inc.                          Florida                 100%                  0
                    Tech Data Finance Partner, Inc.                    Florida                 100%                  1
                    Tech Data Finance SPV, Inc.                       Delaware                 100%                  0
                    Tech Data Florida Services, Inc.                   Florida                 100%                  1
                    Tech Data International Finance Holding, Inc.     Delaware                 100%                  5
                    Tech Data International Investment, LLC           Delaware                 100%                  2
                    Tech Data Latin America, Inc.                      Florida                 100%                  2
                    Tech Data Product Management, Inc.                 Florida                 100%                  2
                    Tech Data Resources, LLC                          Delaware                 100%                  0
                    Tech Data Tennessee, Inc.                          Florida                 100%                  0
                    Tech Data Worldwide Partner, Inc.                  Florida                 100%                  5

LATIN AMERICAN / CARIBBEAN REGION
                    TD Brasil, Ltda.                                    Brazil                 100%                  0
                    Tech Data (Bermuda)                                Bermuda                 100%                  0
                    Tech Data Chile S.A.                                Chile                  100%                  0
                    Tech Data Peru S.A.C.                                Peru                  100%                  0
                    Tech Data Uruguay S.A.                             Uruguay                 100%                  0

EUROPE / MIDDLE EAST REGION
                    Axxam GmbH                                         Germany                 100%                  0
                    Computer 2000 Distribution Ltd.                    England                 100%                  5
                    Computer 2000 Immobiliew und Verw, GmbH            Austria                 100%                  1
                    Computer 2000 LLC Ver. Arab Emirate          United Arab Emirates          100%                  0
                    Computer 2000 Portuguesa Lda.                      Portugal                100%                  0
                    Globelle Computer Broker N.V.                      Antilles                100%                  0
                    Globelle Netherland Holding B.V.                 Netherlands               100%                  1
                    Goldring Supplies B.V.                           Netherlands               100%                  0
                    Micrograf S.A.                                     Portugal                100%                  0
                    TD Finance UK Limited Partnership                  England                 100%                  0
                    TD Tech Data AB                                     Sweden                 100%                  4
                    Tech Data (Netherlands) B.V.                     Netherlands               100%                  1
                    Tech Data (Schweiz) AG                           Switzerland               100%                  0
                    Tech Data (T.D.) Israel Ltd.                        Israel                 100%                  2
                    Tech Data Canarias, S.C.                         Gran Canaria              100%                  0
                    Tech Data Capital GbR                              Germany                 100%                  0
                    Tech Data Denmark A/S                              Denmark                 100%                  0
                    Tech Data Deutschland GmbH                         Germany                 100%                  5
                    Tech Data Distribution s.r.o.                   Czech Republic             100%                  0
                    Tech Data Eesti A.S.                               Estland                 100%                  0
                    Tech Data Espana S.A.U.                             Spain                  100%                  5
                    Tech Data Europe GmbH                              Germany                 100%                 49
                    Tech Data European Distribution N.V.               Belgium                 100%                  0
                    Tech Data European Management GmbH                 Germany                 100%                  2

                                Name of Subsidiary                 State or Country of       % of Voting     # of Subsidiaries
                                                                      Incorporation       Securities Owned   Owned Directly or
                                                                                          by its Immediate       Indirectly
                                                                                               Parent
EUROPE / MIDDLE EAST REGION - continued
                    Tech Data Finland OY                               Finland                 100%                  0
                    Tech Data France Holding SAS                        France                 100%                  2
                    Tech Data France SAS                                France                 100%                  0
                    Tech Data FZ-LLC                             United Arab Emirates          100%                  0
                    Tech Data GmbH & Co OHG                            Germany                 100%                  0
                    Tech Data Hungary Kft.                             Hungary                 100%                  0
                    Tech Data Information Technology GmbH              Germany                 100%                  0
                    Tech Data International SARL                     Switzerland               100%                  0
                    Tech Data Italia S.p.A.                             Italy                  100%                  0
                    Tech Data Lateinamerika Holding GmbH               Germany                 100%                  0
                    Tech Data Latvia SIA                                Latvia                 100%                  0
                    Tech Data Log SNC                                   France                 100%                  0
                    Tech Data Marne SNC                                 France                 100%                  0
                    Tech Data Midrange GmbH                            Germany                 100%                  0
                    Tech Data N.V.                                     Belgium                 100%                  1
                    Tech Data Nederland B.V.                         Netherlands               100%                  2
                    Tech Data Norway AS                                 Norway                 100%                  0
                    Tech Data Ostereich GmbH                           Austria                 100%                  0
                    Tech Data Polska Sp.z.o.o.                          Poland                 100%                  0
                    Tech Data Strategy GmbH                            Germany                 100%                 50
                    Tech Data Systems SARL                              France                 100%                  1
                    UAB Techdata Lietuva                              Lithuania                100%                  0